UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 2, 2007
QUESTCOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

California	001-14758	33-0476164

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

3260 Whipple Road Union City, California	94587

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into A Material Definitive Agreement.
     On July 2, 2007, the Board of Directors of Questcor Pharmaceuticals, Inc. (the “Company”), approved a form of performance-based vesting stock option agreement under the Company’s 2006 Equity Incentive Award Plan (the “2006 Plan”). The form of performance-based vesting stock option agreement provides for the vesting of stock options based on the achievement of various performance criteria, as provided for by the 2006 Plan. The form of agreement is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Form of Performance-Based Vesting Stock Option Agreement under the 2006 Equity Incentive Award Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Questcor Pharmaceuticals, Inc.
Date: July 3, 2007	By:	/s/ George M. Stuart
George M. Stuart
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Form of Performance-Based Vesting Stock Option Agreement under the 2006 Equity Incentive Award Plan.